MUNIVEST
PENNSYLVANIA
INSURED
FUND







FUND LOGO






Semi-Annual Report

April 30, 1998



This report, including the financial information herein, is transmitted to the shareholders of MuniVest Pennsylvania Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
MVP



MuniVest Pennsylvania
Insured Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper






MUNIVEST PENNSYLVANIA INSURED FUND

The Benefits and
Risks of
Leveraging

MuniVest Pennsylvania Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.



Managed Dividend
Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.




MuniVest Pennsylvania Insured Fund, April 30, 1998




DEAR SHAREHOLDER

For the six-month period ended April 30, 1998, the Common Shares of MuniVest Pennsylvania Insured Fund earned $0.351 per share income dividends, which included earned and unpaid dividends of $0.057. This represents a net annualized yield of 5.34%, based on a month-end per share net asset value of $13.23. Over the same period, the total investment return on the Fund's Common Shares was +2.44%, based on a change in per share net asset value from $13.28 to $13.23, and assuming reinvestment of $0.357 per share income dividends.

For the six-month period ended April 30, 1998, the Fund's Auction
Market Preferred Shares had an average yield of 3.56%.


The Municipal Market
Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $100 billion in investment-grade corporate bonds have been underwritten, an increase of more than 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
During the six-month period ended April 30, 1998, we continued to follow the portfolio strategy that we had adopted during the prior six-month period. At that time, our outlook was constructive toward the municipal market because we believed any risk was biased toward lower rather than higher interest rates. Therefore, we followed a more aggressive investment strategy. We have essentially maintained a fully invested position since that time and have kept cash reserves at a minimum in an effort to enhance the Fund's dividend and capital appreciation potential.

Looking ahead, we expect to remain fully invested during the next several months. We will continue to monitor economic data for any signs of inflationary pressure or economic downturn so that we can modify our portfolio strategy in an effort to seek to preserve the Fund's capital or enhance total return.


In Conclusion
We appreciate your ongoing interest in MuniVest Pennsylvania Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



May 29, 1998




Quality
Profile

The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  82.1%
AA/Aa                                     4.6
BBB/Baa                                   7.6
Other++                                   6.6

[FN]
++Temporary investments in short-term municipal securities.




MuniVest Pennsylvania Insured Fund, April 30, 1998



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P      Moody's    Face                                                                         Value
STATE          Ratings   Ratings   Amount   Issue                                                              (Note 1a)
Pennsylvania--  AAA       Aaa    $  2,255   Allegheny County, Pennsylvania, Hospital Development
100.9%                                      Authority, Health Center Revenue Refunding Bonds (UPMC
                                            Health System), Series A, 4.50% due 8/01/2015 (b)                   $  2,036

                BBB-      Baa3      1,670   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds
                                            (Environmental Improvement--USX Corporation), 5.60% due 9/01/2030      1,648

                AAA       Aaa       1,500   Allegheny County, Pennsylvania, Sanitation Authority, Sewer
                                            Revenue Bonds, RITR, Series 20, 6.37% due 12/01/2024 (b)(g)            1,513

                AAA       Aaa       1,600   Altoona, Pennsylvania, City Authority, Water Revenue Bonds,
                                            Series A, 6.50% due 11/01/2004 (c)(e)                                  1,809

                AAA       Aaa       2,550   Berks County, Pennsylvania, Refunding, Series 1995, 5.85%
                                            due 11/15/2018 (c)                                                     2,662

                AAA       Aaa       1,000   Bethlehem, Pennsylvania, Area School District, UT, 6% due
                                            3/01/2006 (b)(e)                                                       1,095

                AAA       Aaa       2,550   Blair County, Pennsylvania, Hospital Authority Revenue
                                            Bonds (Altoona Hospital Project), 6.375% due 7/01/2013 (d)             2,744

                AAA       Aaa       1,000   Bucks County, Pennsylvania, IDA, Revenue Refunding Bonds
                                            (Grand View Hospital), Series A, 5.25% due 7/01/2021 (d)                 974

                AAA       Aaa       2,500   Butler, Pennsylvania, Area School District, Refunding, UT,
                                            Series B, 4.75% due 10/01/2022 (c)                                     2,287

                BBB+      NR*       1,500   Cumberland County, Pennsylvania, Municipal Authority Revenue
                                            Bonds (Presbyterian Homes Inc. Project), 6% due 12/01/2026             1,560

                                            Delaware County, Pennsylvania, IDA, PCR:
                A1+       P1        2,300     (BP Oil Inc. Project), UPDATES, 4.15% due 12/01/2009 (a)             2,300
                AAA       Aaa       2,000     (Philadelphia Electric Company Project), Series A, 7.375%
                                              due 4/01/2021 (d)                                                    2,176

                NR*       Aaa       2,000   Delaware County, Pennsylvania, University Authority Revenue
                                            Bonds (Villanova University), Series A, 5% due 12/01/2028 (b)          1,895

                NR*       Aaa       1,175   Franklin County, Pennsylvania, IDA, Hospital Revenue Refunding
                                            Bonds (The Chambersburg Hospital), 5% due 7/01/2022 (d)                1,110

                A1+       NR*       1,300   Geisinger, Pennsylvania, Health Systems Authority Revenue
                                            Bonds, VRDN, Series B, 4.15% due 7/01/2022 (a)                         1,300

                AAA       Aaa       1,750   Hampton Township, Pennsylvania, School District, GO, UT,
                                            6.75% due 11/15/2004 (d)(e)                                            1,977

                AAA       Aaa       3,280   Johnstown, Pennsylvania, Refunding, UT, 6.45% due 10/01/2019 (c)       3,587

                AAA       Aaa       3,000   Lehigh County, Pennsylvania, General Purpose Authority Revenue
                                            Bonds (Saint Luke's Hospital of Bethlehem), 6.25% due 7/01/2022 (d)    3,224

                AAA       Aaa       3,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
                                            Power and Light Company Project), Series A, 6.40% due
                                            11/01/2021 (b)                                                         3,260

                NR*       Aaa       1,250   Lower Merion Township, Pennsylvania, School District, UT,
                                            5% due 5/15/2023                                                       1,193

                AAA       Aaa       3,000   Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue
                                            Refunding Bonds (Pennsylvania Gas and Water Company Project),
                                            AMT, Series A, 7% due 12/01/2017 (d)                                   3,376

                AAA       Aaa       3,000   North Penn, Pennsylvania, Water Authority, Water Revenue Bonds,
                                            7% due 11/01/2004 (c)(e)                                               3,449

                AAA       Aaa       1,000   Northeastern, Pennsylvania, Hospital and Education Authority,
                                            College Revenue Guaranteed Bonds (Luzerne County Community
                                            College), 6.625% due 2/15/2005 (d)(e)                                  1,121

                BBB       Baa3      2,500   Pennsylvania Economic Development Financing Authority,
                                            Wastewater Treatment Revenue Bonds (Sun Company Inc.--
                                            R & M Project), AMT, Series A, 7.60% due 12/01/2024                    2,905

                                            Pennsylvania HFA, S/F Mortgage, AMT:
                AA+       Aa2       1,000     Refunding, Series 60A, 5.85% due 10/01/2027                          1,027
                AA+       Aa        2,500     Series 39B, 6.875% due 10/01/2024                                    2,692

                AAA       Aaa       4,000   Pennsylvania State Higher Education Assistance Agency, Student
                                            Loan Revenue Bonds, AMT, Series C, 7.15% due 9/01/2021 (d)             4,326

                                            Philadelphia, Pennsylvania, Hospitals and Higher Education
                                            Facilities Authority Revenue Bonds, Series A:
                A1+       VMIG1++     500     Hospital (Children's Hospital of Philadelphia Project),
                                              VRDN, 4.15% due 3/01/2027 (a)                                          500
                AAA       Aaa       3,000     (Jefferson Health System), 5.125% due 5/15/2018 (d)                  2,896

                AAA       Aaa       5,125   Philadelphia, Pennsylvania, Industrial Development Lease
                                            Authority Revenue Bonds, Series A, 5.375% due 2/15/2027 (b)            5,135

                                            Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds:
                AAA       Aaa       1,000     Refunding, 5% due 6/15/2019 (b)                                        957
                AAA       Aaa       2,000     Series A, 5% due 8/01/2017 (d)                                       1,926

                AAA       Aaa       4,000   Pittsburgh, Pennsylvania, Water and Sewer Authority, Water
                                            and Sewer System Revenue Bonds, Series C, 5.05% due 9/01/2025 (f)      3,834

                A1+       NR*       1,200   Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue
                                            Refunding Bonds (Northeastern Power Company), VRDN, Series A,
                                            4.10% due 12/01/2022 (a)                                               1,200

                AAA       Aaa       2,525   Southeastern, Pennsylvania, Transportation Authority Special
                                            Revenue Bonds, 5.375% due 3/01/2022 (c)                                2,530

                AAA       Aaa       3,375   University of Pittsburgh, Pennsylvania, Commonwealth System of
                                            Higher Education (Pennsylvania University Capital Projects),
                                            5.125% due 6/01/2027 (c)                                               3,259

                Total Investments (Cost--$77,658)--100.9%                                                         81,483

                Liabilities in Excess of Other Assets--(0.9%)                                                       (722)
                                                                                                                 -------
                Net Assets--100.0%                                                                               $80,761
                                                                                                                 =======


             (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
             (b)MBIA Insured.
             (c)FGIC Insured.
             (d)AMBAC Insured.
             (e)Prerefunded.
             (f)FSA Insured.
             (g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.


                See Notes to Financial Statements.



Portfolio Abbreviations

To simplify the listings of MuniVest Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT          Alternative Minimum Tax (subject to)
GO           General Obligation Bonds
HFA          Housing Finance Agency
IDA          Industrial Development Authority
PCR          Pollution Control Revenue Bonds
RITR         Residual Interest Trust Receipts
S/F          Single-Family
UPDATES      Unit Priced Demand Adjustable Tax-Exempt Securities
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes




MuniVest Pennsylvania Insured Fund, April 30, 1998



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 1998
Assets:             Investments, at value (identified cost--$77,658,274) (Note 1a)                          $ 81,482,836
                    Cash                                                                                          59,941
                    Interest receivable                                                                        1,260,825
                    Deferred organization expenses (Note 1e)                                                       9,502
                    Prepaid expenses and other assets                                                              5,767
                                                                                                            ------------
                    Total assets                                                                              82,818,871
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  1,908,964
                      Dividends to shareholders (Note 1f)                                        60,647
                      Investment adviser (Note 2)                                                33,580        2,003,191
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        54,995
                                                                                                            ------------
                    Total liabilities                                                                          2,058,186
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 80,760,685
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (1,100 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 27,500,000
                      Common Shares, par value $.10 per share (4,024,856 shares
                      issued and outstanding)                                              $    402,486
                    Paid-in capital in excess of par                                         55,795,641
                    Undistributed investment income--net                                        256,478
                    Accumulated realized capital losses on investments--net (Note 5)         (7,018,482)
                    Unrealized appreciation on investments--net                               3,824,562
                                                                                           ------------
                    Total--Equivalent to $13.23 net asset value per Common Share
                    (market price--$12.4375)                                                                  53,260,685
                                                                                                            ------------
                    Total capital                                                                           $ 80,760,685
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                    For the Six Months Ended April 30, 1998
Investment          Interest and amortization of premium and discount earned                                $  2,224,595
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    200,419
                    Professional fees                                                            37,678
                    Commission fees (Note 4)                                                     36,274
                    Accounting services (Note 2)                                                 22,688
                    Transfer agent fees                                                          15,752
                    Trustees' fees and expenses                                                  11,898
                    Listing fees                                                                  8,405
                    Printing and shareholder reports                                              7,617
                    Custodian fees                                                                3,655
                    Pricing fees                                                                  3,096
                    Amortization of organization expenses (Note 1e)                               1,615
                    Other                                                                         7,408
                                                                                           ------------
                    Total expenses                                                                               356,505
                                                                                                            ------------
                    Investment income--net                                                                     1,868,090
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,536,786
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (1,685,201)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  1,719,675
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.




MuniVest Pennsylvania Insured Fund, April 30, 1998



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the Year
                                                                                           Months Ended          Ended
                                                                                            April 30,         October 31,
                    Increase (Decrease) in Net Assets:                                         1998              1997
Operations:         Investment income--net                                                 $  1,868,090     $  3,795,012
                    Realized gain on investments--net                                         1,536,786          480,878
                    Change in unrealized appreciation on investments--net                    (1,685,201)       1,891,454
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,719,675        6,167,344
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Shares                                                          (1,435,171)      (2,840,678)
(Note 1f):            Preferred Shares                                                         (479,820)        (920,337)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (1,914,991)      (3,761,015)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                    (195,316)       2,406,329
                    Beginning of period                                                      80,956,001       78,549,672
                                                                                           ------------     ------------
                    End of period*                                                         $ 80,760,685     $ 80,956,001
                                                                                           ------------     ------------

                   *Undistributed investment income--net                                   $    256,478     $    303,379
                                                                                           ============     ============

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                    The following per share data and ratios          For the Six
                    have been derived from information provided         Months
                    in the financial statements.                        Ended
                                                                      April 30,      For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:              1998       1997      1996      1995      1994
Per Share           Net asset value, beginning of period              $  13.28   $  12.68  $  12.91  $  11.54   $  14.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .46        .95       .97      1.01       1.05
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.03)       .59      (.23)     1.37      (3.08)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .43       1.54       .74      2.38      (2.03)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.36)      (.71)     (.73)     (.75)      (.86)
                      Realized gain on investments--net                     --         --        --        --       (.06)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Shareholders                                          (.36)      (.71)     (.73)     (.75)      (.92)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.12)      (.23)     (.24)     (.26)      (.20)
                        Realized gain on investments--net                   --         --        --        --       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.12)      (.23)     (.24)     (.26)      (.21)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.23   $  13.28  $  12.68  $  12.91   $  11.54
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $12.4375    $ 12.25  $ 11.625  $ 11.875   $ 10.875
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      4.40%+++  11.80%     3.98%    16.58%    (22.20%)
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   2.44%+++  11.12%     4.32%    19.44%    (15.76%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .89%*      .88%      .90%      .83%       .51%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .89%*      .88%      .90%      .95%       .86%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.66%*     4.77%     4.91%     5.33%      5.24%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Shares,
Data:               end of period (in thousands)                      $ 53,261   $ 53,456  $ 51,050  $ 51,867   $ 46,390
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of
                    period (in thousands)                             $ 27,500   $ 27,500  $ 27,500  $ 27,500   $ 27,500
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  35.51%     61.03%   113.65%    73.19%     93.00%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  2,937   $  2,944  $  2,856  $  2,886   $  2,687
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    436   $    837  $    879  $    966   $    721
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Shares
Outstanding:++


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




MuniVest Pennsylvania Insured Fund, April 30, 1998




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniVest Pennsylvania Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MVP. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $27,396,092 and $30,325,730, respectively.

Net realized gains for the six months ended April 30, 1998 and unrealized gains as of April 30, 1998 were as follows:


                                    Realized     Unrealized
                                     Gains         Gains

Long-term investments           $   1,536,786   $  3,824,562
                                -------------   ------------
Total                           $   1,536,786   $  3,824,562
                                =============   ============


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $3,824,562, of which $4,257,153 related to appreciated securities and $432,591 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $77,658,274.


4. Capital Shares Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 remained constant.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1998 was 4.10%.

As of April 30, 1998, there were 1,100 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $46,499 as commissions.


5. Capital Loss Carryforward:
At October 31, 1997, the Fund had a net capital loss carryforward of approximately $8,129,000, of which $4,058,000 expires in 2002, $3,117,000 expires in 2003 and $954,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 7, 1998, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.056704 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.